EXHIBIT 10.26



                                 S U B L E A S E


THIS INDENTURE OF LEASE made this 1st day of January, A.D. 1999, at the Town of Banff, in the Province of Alberta.

PURSUANT TO THE LAND TRANSFER FORM ACT, PART 2.

BETWEEN:

          BREWSTER TRANSPORT COMPANY LIMITED, a company duly incorporated under the laws of Alberta, having its head office at 100 Gopher Street, P.O. Box 1140, Banff, Alberta, TOL OCO

          (hereinafter called the "Sub-Landlord")

                                                              OF THE FIRST PART

                                      -AND-

          SIMBA TECHNOLOGIES INCORPORATED, a company duly incorporated under the laws of British Columbia and carrying on business at Suite 400, 885 Dunsmuir Street, in the City of Vancouver, in the Province of British Columbia

          (hereinafter called the "Sub-Tenant")

                                                              OF THE SECOND PART


     WHEREAS by a Lease dated the 1st day of November, A.D. 1995, made between YONGE WELLINGTON PROPERTY LIMITED as Landlord and BREWSTER TRANSPORT COMPANY LIMITED as Tenant, the said Landlord did lease to said Tenant, premises comprising the 6th floor of a building located at 885 Dunsmuir Street, Vancouver, British Columbia, as identified in Schedule "A" of said Lease;

     AND WHEREAS in consideration of the rents herein reserved and subject to the terms, covenants, conditions and agreements hereinafter contained, the Sub-Landlord agrees to Sub-Lease to the Sub-Tenant that portion of the 6th floor of the building located on the 6th floor, 885 Dunsmuir Street, Vancouver, British Columbia, outlined in red on a plan attached hereto as Schedule "A" and forming a part hereof, hereinafter referred to as the "demised premises".

     The Sub-Landlord does hereby sub-let to the Sub-Tenant herein the demised premises, comprising approximately FOUR THOUSAND NINE HUNDRED SEVENTY-TWO (4,972) square feet, shown outlined in red on the attached Schedule "A" to be held by the Sub-Tenant for a term of ONE (1) YEAR AND TEN (10) MONTHS from the commencement of said term as hereinafter provided, at an annual base rent of FORTY-FOUR THOUSAND SEVEN HUNDRED FORTY-EIGHT ($44,748.00) DOLLARS, to be payable in equal monthly instalments of THREE THOUSAND SEVEN HUNDRED TWENTY-NINE ($3,729.00) DOLLARS plus GST, on the first day of each and every calendar month for the duration of the said term, commencing as hereinafter provided, and subject to the covenants and powers implied and to the conditions, restrictions and covenants hereinafter provided, reserved and contained as follows:



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1.  COMMENCEMENT AND TERM

To have and hold the demised premises for and during the said term as hereinafter provided from the 1st day of January, 1999 to the 31st day of October, 2000.

The Sub-Landlord acknowledges that the Sub-Tenant may occupy the demised premises free of base rent and additional costs until such time as the Sub-Landlord has completed the work as outlined in the attached Schedule "B", forming a part of this agreement. The Sub-Landlord and the Sub-Tenant agree that while the Sub-Tenant's obligation to pay rent is determined by the provisions of this clause 1, the Sub-Tenant's occupancy of the demised premises prior to the payment of base rent and additional costs in all other respects be subject to the conditions, restrictions and covenants implied and contained herein.

2.  DEPOSIT

The Sub-Tenant agrees to provide to the Sub-Landlord a deposit equivalent to two
(2) months base rent and additional costs plus GST, which deposit shall be applied to the first and the last month's base rent and additional costs due.

3.  ADDITIONAL COSTS

The Sub-Landlord and Sub-Tenant agree that the monthly installments paid to the Sub-Landlord shall include the Sub-Tenant's contribution to additional rent hereunder during the term of this Sub-Lease and shall include the real estate taxes and operating expenses, as the same are identified in the Lease dated November 1st, 1995, between Yonge Wellington Property Limited as Landlord and Brewster Transport Company Limited as Tenant (the "Head Lease").

The Sub-Landlord and the Sub-Tenant agree that the Sub-Tenant's proportionate share of additional costs and operating costs shall be Forty-Four point Six Four (44.64%) per cent of the Sub-Landlord's proportionate share of said additional costs, which calculation is based on the ratio of the area of the demised premises to the total leasable area leased by the Sub-Landlord from Yonge Wellington Property Limited.

The Sub-Tenant will pay all business taxes and all floor space or personal property taxes, rates, charges, and license fees assessed or imposed from time to time in respect of its occupancy and use of the demised premises, together with any goods and services tax or general sales tax which may now or in the future be imposed, as well as all telephone, electrical power and natural gas charges separately metered to the demised premises, as and when they become due and payable.

4.  PAYMENT OF RENT

The Sub-Tenant will pay the rent as herein set forth, together with such amounts as may be by virtue of this Sub-Lease treated as rent or additional costs, or amounts payable by the Sub-Tenant to the Sub-Landlord, at the times herein mentioned, at the Sub-Landlord's office in Vancouver, British Columbia, without any deduction or right of set off whatsoever.




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The Sub-Tenant  agrees that in the event the Sub-Tenant shall default in payment of rent or in payment of any sums required to be paid by it under this Sub-Lease, the Sub-Landlord may pay the same and the amount thereof and all costs paid by the Sub-Landlord as between solicitor and client on account of any such default by the Sub-Tenant under this Sub-Lease, shall be payable by the Sub-Tenant to the Sub-Landlord forthwith without demand or notice to the Sub-Tenant made or given therefore. The Sub-Tenant shall pay to the Sub-Landlord interest at one and one-half percent (1 1/2%) per month, that is to say, eighteen per cent (18%) per annum on all overdue payments required to be made by the Sub-Tenant under any one or more of the provisions of this Sub-Lease, which are overdue.

5.  USE

The Sub-Tenant will not carry on or permit upon the demised premises any offensive, noisy or dangerous trade, business, manufacture or occupation, or any nuisance which may be offensive or annoying to the Sub-Landlord or to any other tenant of the building, or by which the insurance rates on the demised premises or the building of which they are a part, shall be increased, and the Sub-Tenant will occupy the demised premises for use only as business offices for the business of the Sub-Tenant and such further lawful use as the Sub-Tenant may desire and the Sub-Landlord and the Head Lessor consent to in writing.

6.  COMPLIANCE WITH HEAD LEASE

The Sub-Tenant covenants that the Sub-Tenant is acquainted with the provisions of the aforesaid Head Lease, and agrees to comply with the terms of these deeds, insofar as the same may be applicable, with the exception of base rent and additional costs, which obligations of the Sub-Tenant are set out in this Sub-Lease.

7.  ACCEPTANCE OF PREMISES

The Sub-Tenant, by its occupation of the demised premises, shall be deemed to have examined and accepted the demised premises in their existing condition before taking possession, and such taking of possession shall be conclusive evidence against the Sub-Tenant that at the time thereof, the demised premises were in good order and satisfactory condition. All existing fixtures and improvements located in the demised premises shall remain therein for the exclusive use of the Sub-Tenant during the term of this Sub-Lease.

8.  MAINTENANCE

The Sub-Tenant will at all times during the continuance of this Sub-Lease keep, and at the expiration or sooner determination of the term hereby granted, deliver up to the Sub-Landlord the demised premises, together with all fixtures and additions thereto, save the Sub-Tenant's trade fixtures, in a good and tenantable state of cleanliness and repair, [normal wear and tear excepted] [preceding bracketed language handwritten and initialed in original]; accidents and damage to the building through fire, storm, tempest or other cause beyond the reasonable control of the Sub-Tenant, only excepted.



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9.   MISUSE

The Sub-Tenant shall make good any and all damage caused by the misuse of the heating, plumbing, gas piping, electrical or telephone wiring and other fixtures in the demised premises (including board room furniture and work stations), by the Sub-Tenant, its servants or agents, or other persons who may be invited by the Sub-Tenant to enter the demised premises.

10.  FURNITURE

The Sub-Tenant shall have exclusive use of SMED work stations, deemed available for rent by the Sub-Landlord throughout the term of this Sub-Lease at a cost of SEVENTY-FIVE ($75.00) DOLLARS per work station per month plus GST.

The Sub-Tenant shall also have exclusive use of the board room furniture presently located in the demised premises at a cost of ONE HUNDRED ($100.00) DOLLARS per month plus GST.

The Sub-Landlord and the Sub-Tenant agree that whatever office furniture is left by the Sub-Landlord in the demised premises, over and above the items referred to in the above two paragraphs, may be used by the Sub-Tenant on a rent-free basis throughout the term of this Sub-Lease.

11.  MAINTENANCE OF SYSTEMS

The Sub-Tenant will maintain the plumbing, electrical and heating systems located within the demised premises in good repair, and in the event of damage or defect in such systems, the Sub-Tenant will remedy the same and make good the damage forthwith and in the case of failure of the Sub-Tenant to do so immediately, the Sub-Landlord shall have the right to have the the work done and to add the cost thereof to the rent next occurring due and to distrain for and collect the same as and for increased rent.

12.  NOTICE OF DEFECT

The Sub-Tenant will give to the Sub-Landlord prompt written notice of any accident or defect of which the Sub-Tenant is aware, in the demised premises' structure, plumbing, electrical, mechanical and heating systems, and shall permit the Sub-Landlord, its agents and servants to enter the demised premises to maintain, replace or repair the same.

13.  SUB-TENANT'S ALTERATIONS

The Sub-Tenant shall make no alterations, renovations or additions to the demised premises without first having submitted plans and specifications thereof to the Landlord and the Sub-Landlord, and obtaining the their consents in writing. The Sub-Tenant shall have the option of tendering the work to be performed by outside contractors, subject to the approval of such contractors by the Landlord and the Sub-Landlord, or the Sub-Tenant may retain the services of the Landlord to perform the leasehold improvements. All work completed shall conform to the plans and specifications which have been approved by the Landlord and the Sub-Landlord and shall be completed in a good and workmanlike manner.



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At the end or  sooner  determination  of the said  term,  such  alterations  and additions shall become the property of the Sub-Landlord, or the if the Sub-Landlord shall so notify the Sub-Tenant in writing, such alterations and additions shall be removed by the Sub-Tenant at the Sub-Tenant's cost, and the demised premises repaired and restored to such state and condition as before the making of such alterations and additions.

14.  FIXTURES

Notwithstanding anything herein contained, the Sub-Tenant may install its usual trade fixtures in the usual manner, provided that such installation does not damage the demised premises, and, provided the Sub-Tenant has paid the rent hereby reserved and performed and observed all the covenants and conditions herein contained, the Sub-Tenant shall at the expiration or sooner determination of this Sub-Lease, have the right to remove such trade fixtures, but shall make good the damage caused to the demised premises which may result from such installation and removal.

15.  SIGNS

The Sub-Tenant shall not inscribe or affix any sign, lettering, or design outside the demised premises without the written consent of the Sub-Landlord, which consent shall not be unreasonably withheld.

16.  VIEW, REPAIR AND ACCESS TO Sub-Landlord

The Sub-Landlord, its servants and agents, shall at all reasonable times have access to the demised premises and in particular, the Sub-Tenant shall at all reasonable times permit the Sub-Landlord, its servants and agents, to enter upon the demised premises and view the state of repair and condition thereof and the Sub-Landlord may serve upon the Sub-Tenant notice in writing of any defect requiring the Sub-Tenant, within a reasonable time, to repair the same and the Sub-Tenant shall repair according to such notice. [In the event of an emergency, the Sub-Tenant shall be granted access to the computer server room located on the same floor as the demised premises.] [Preceding bracketed language is handwritten and initialed in original.]

17. ADVERTISEMENT

The Sub-Tenant will, [during the term of this Sub-Lease, permit the Sub-Landlord, its servants and agents to place upon any part of the demised premises a note offering the same for Sub-Lease, and will] [preceding bracketed language struck out and initialed in original] during the two (2) calendar months immediately preceding the termination of this Sub-Lease Agreement, permit the Sub-Landlord, its servants or agents, to place upon any part of the said premises a notice [of reasonable size] [preceding bracketed language handwritten and initialed in original] offering the same for rent, and the Sub-Tenant will, during [the said period] [preceding bracketed language handwritten and initialed in original] [the term of this agreement] [preceding bracketed language struck out and initialed in original], permit prospective lessees, on authority of the Sub-Landlord or its agents, at reasonable times, to inspect the demised premises.



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18.  ASSIGNMENT

The Sub-Tenant will not assign or sublet the demised premises, without the consent of the Sub-Landlord first had and obtained (such consent not to be unreasonably withheld, and to be governed by the same provisions as are found in Clause 5.10 of the Head Lease), provided always that such assignment or transfer shall not release or relieve the Sub-Tenant or any guarantors of the Sub-Tenant's covenants herein contained from any and all of the Sub-Tenant's obligations herein; and provided further that any such consent to assignment shall not be deemed consent to any further or subsequent assignment.

19.  CHANGE OF CONTROL

[The Sub-Tenant will not permit the effective management or control of the business conducted on the premises to b changed at any time during the term or renewal hereof, whether by assignment, transfer of shares or otherwise without the written consent of the Sub-Landlord first had and obtained, (which consent shall not be unreasonably withheld); provided that such consent shall not be deemed consent to any further or subsequent change of management or control.)] [preceding bracketed language struck out and initialed in original]

[The Sub-Tenant shall provide written notices to the Sub-Landlord if the effective management or control of the business is changed at any time during the term or renewal hereof, whether by assignment, transfer of shares or otherwise.] [preceding bracketed language handwritten and initialed in original]

20. SEPARATE UTILITIES

The Sub-Tenant will during the whole of this term hereby granted, pay and discharge as they fall due all charges for power and natural gas (to the extent that the same are separately metered to the demised premises), telephone and janitorial services used within the demised premises. The Sub-Tenant will provide all cleaning and caretaking services required to be done on the demised premises and will provide janitorial services at the Sub-Tenant's own cost.

21. LIABILITY ON VACANCY

If the Sub-Tenant vacates or abandons the demised premises during the term hereof, the Sub-Tenant will be responsible for and liable for any damage that may occur to the demised premises to the same extent as if the vacancy had not occurred.

22. INDEMNITY

The Sub-Tenant will indemnify and save harmless the Sub-Landlord of and from all loss and damage, and from all fines, costs, suits, claims, demands and actions of every kind and nature for which the Sub-Landlord shall or may become liable, incur or suffer by reason [of the Sub-Tenant negligence or breach of contract]. [preceding bracketed language handwritten and initialed in original] [or any breach, violation or non-performance by the Sub-Tenant of any covenant, term or provision hereof, or by reason of any Builders' Lien, or any work done or material provided or service rendered for improvements, alterations or repairs made by the Sub-Tenant to the demised premises, or by reason of any injury occasioned to or suffered by any person, or by reason of any damage to property due to any wrongful act, neglect or default on the part of the Sub-Tenant, its servants, agents, customers or invitees, or by reason of the Sub-Tenant's occupancy of the demised premises howsoever.] [preceding bracketed language struck out and initialed in original]

The Sub-Tenant will, forthwith upon demand of the Sub-Landlord, remove or contest (and institute and diligently prosecute any action pertinent thereto) any Builders' or other liens aforesaid, resulting from the Sub-Tenant's occupation of the demised premises, and noted or


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filed  against or  otherwise  constituting  an  encumbrance  on the title of the
Sub-landlord to the said lands.


23.  NON-LIABILITY OF SUB-LANDLORD

The Sub-Landlord shall not be liable for any injury or damage to any person or property in, on, or about the demised premises, or any loss of or damage to any property caused by theft, breakage, or otherwise howsoever, or by stream, water, rain, or snow, which may leak into, issue or flow from any other part of the said lands or any adjacent or neighbouring lands, to the demised premises, or for any damage caused by or attributable to the condition or arrangement of any electrical or other wiring, except as caused by the Sub-Landlord, its servants or agents. The Sub-Tenant covenants to indemnify the Sub-Landlord of and from all loss, claims or demands in respect of any injuries or damages referred to in this paragraph [resulting from the negligence of the Sub-Tenant] [preceding bracketed language handwritten and initialed in original]. [provided that the Sub-Tenant shall not be required pursuant to the terms of this paragraph to indemnify the Sub-Landlord to the extent that the Sub-Landlord's loss, cost, claims or demands are in respect of injuries or damage due to the negligence of the Sub-Landlord, its servants or agents] [preceding bracketed language struck out and initialed in original] In case the heating apparatus and pipes connected therewith, is, or are, injured or destroyed by frost, accident, oversight or the negligence or unskillfulness of the Sub-landlord, its servants or agents, the Sub-Landlord will repair or replace the same with reasonable dispatch having reference to the season in which such injury happens other than where such damage is caused by the Sub-Tenant or the Sub-Tenant's servants or agents; but the Sub-Landlord will not be responsible for any inconvenience or loss or damage in respect thereof, sustained by the Sub-Tenant or any person claiming under the Sub-Tenant. Nor will the Sub-Landlord be responsible for any inconvenience, loss or damage sustained by the Sub-Tenant in the event of the failure of any power company or gas company to furnish a supply of electrical current or fuel for the use of the building located on the said lands, or by reason of the wiring or apparatus in the building becoming out of order, or for any inconvenience, loss or destruction of, or failure to work, of any water, drainage or waste pipes in the building located on the said lands. Nor will the Sub-Landlord be responsible or liable for any consequential inconvenience, loss or damage caused by water or snow from the roof of the building or caused by any act, matter or thing done or suffered to be done by any person except where due to the negligence of the Sub-Landlord, its servants or agents.

24.  SUB-TENANT'S INSURANCE

The Sub-Tenant shall, during the entire term hereof, at its sole cost and expense, take out and keep in full force and effect the following insurance:

     a) Insurance upon property of every description and kind owned by the Sub-Tenant, in the custody and control of the Sub-Tenant, or for which the Sub-Tenant is legally responsible, is legally liable or installed by or on behalf of the Sub-Tenant, and which is located within the demised premises, including without limitation fittings, installations, alterations, additions, partitions, fixtures and anything in the nature of a leasehold improvement, for full replacement cost thereof, with coverage against at least the perils of fire and standard extended coverage including sprinkler leakages (where applicable), earthquake, flood and collapse, naming Landlord, Landlord's Mortgagees as loss payable as their interests may appear and Sub-Landlord;



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     b)   Public  liability and property  damage  insurance  including  personal
          injury  liability,   contractual   liability,   non-owned   automobile
          liability with respect to the demised premises and the Sub-Tenant's use of any part of the building in which coverage shall include the activities and operations conducted by Sub-Tenant and any other person in the demised premises. Such policies shall be written on a comprehensive basis with limits of not less than FIVE MILLION ($5,000,000.00) DOLLARS for bodily injury to any one or more persons, or property damages, and such higher limits as the Landlord, the Mortgagee of the Landlord or the Sub-Landlord may reasonably require from time to time, and all such policies shall contain a severability of interest clause;

     c) Sub-Tenant's legal liability insurance for the full replacement cost of the demised premises; coverage to include the activities and operations and conducted by the Sub-Tenant and any other persons on the demised premises.

          All policies shall be taken out with insurers acceptable to the Landlord and the Sub-Landlord in a form satisfactory from time to time to the Landlord and the Sub-Landlord. The Sub-Tenant agrees that Certificates of Insurance will be delivered to the Landlord and the Sub-Landlord as soon as practicable after the placing of the required insurance coverage prior to any material change, cancellation or other termination thereof.

          The Sub-Tenant covenants and agrees that upon written notice from the Sub-Landlord, the Sub-Tenant will pay the cost of replacing any damaged plate or other glass in the windows and doors of the demised premises, and will repair damages to the demised premises resulting from burglary or attempt thereat.

25.  QUIET ENJOYMENT

The Sub-Landlord covenants with the Sub-Tenant that upon the Sub-Tenant paying the rent hereby reserved at the times and in the manner aforesaid, and observing and performing each and every of the covenants, conditions, restrictions and stipulations by the Sub-Tenant to be observed or performed, the Sub-Tenant shall and may peaceably and quietly possess and enjoy the demised premises during the said term without interruption from or by the Sub-Landlord, or any person lawfully claiming by, through or under the Sub-Landlord.

26.  SUBORDINATION OF SUB-LEASE

This Sub-Lease is subject and subordinate to all ground or underlying Leases and to all mortgages including any deed of trust and mortgages securing bonds and all indentures supplemental thereto which may now or hereafter affect such Leases and the parcel of land constituted thereby, and to all renewals, modifications, consolidations, replacements and extensions thereof. The Sub-Tenant agrees to execute promptly any certification in confirmation of such subordination as the Landlord or the Sub-Landlord may request and hereby constitutes the Landlord and the Sub-Landlord, the Agent or Attorney of the Sub-Tenant, for the purpose of executing any such certificate and of making application at any time, and from time to time, to registered postponements of this Sub-Lease in favour of any such Mortgage to give effect to the foregoing provisions of this clause.



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27.  DAMAGE OR DESTRUCTION

If, during the term of this Sub-Lease, the demised premises or any part thereof, or the means of ingress and egress to and from the demised premises shall be destroyed or damaged by fire, lightening, tempest, explosion, flooding, earthquake or from any other disaster, act of God or the Queen's enemies, riots, insurrection or structural defects or collapse, the following provisions shall have effect:

     a) if the demised premises are rendered partially unfit for occupancy by the Sub-Tenant, the rent hereby reserved shall abate, in part only, in the proportion that the part of the demised premises rendered unfit for occupancy by the Sub-Tenant bears to the whole of the demised premises, or if the demised premises are rendered wholly unfit for occupancy by the Sub-Tenant the said rent shall be suspended until the demised premises have been rebuilt, repaired or restored;

     b) in the event of substantial destruction of the demised premises or the means of ingress or egress to and from the demised premise, the Sub-Tenant or Sub-Landlord may, within 120 days after such destruction, and upon giving notice to the other party, declare this Sub-Lease terminated forthwith, and in such event the rents payable hereunder, including any additional rents shall be apportioned and be payable up to the time of such destruction and the Sub-Tenant shall be entitled to reimbursement for any rents including any additional rents or charges paid for any period beyond the date of termination.

The expression "substantial destruction" shall mean such damage as, in the opinion of the architect or engineer retained by the Sub-Landlord requires substantial alteration or reconstruction of the demised premises or the means of ingress or egress thereto and therefrom, or such damage to the demised premises or means of ingress or egress as, in the opinion of the said architect or engineer, cannot be repaired within 6 months from the time of such damage. All provisions of this or any other paragraph with respect to damage or destruction may be made the subject and subordinate to the requirements of any registered mortgage, or debenture holder of Sub-Landlord.

28.  EXPROPRIATION OR CONDEMNATION

If, during the term hereby granted or any renewal thereof, the demised premises or the means of ingress or egress thereto and therefrom shall be expropriated, taken or condemned (all of which is hereinafter called "expropriation") by any competent authority for any use or purpose, resulting in total or substantial destruction, then this Sub-Lease shall terminate as at the date such expropriation, which date shall be the date of vesting of title in the expropriating authority or the commencement of demolition, whichever shall first occur, and the rent including any additional rent payable by the Sub-Tenant shall be apportioned, and be paid by the Sub-Tenant to the date thereof. In such event, the Sub-Landlord and the Sub-Tenant shall each be entitled to receive from the award or compensation for the demised premises the value of their respective interest therein.

29.  PERFORMANCE OF SUB-TENANT'S COVENANTS BY SUB-LANDLORD

If the Sub-Tenant fails to perform any of the covenants or obligations of the Sub-Tenant under or in respect of this Sub-Lease, the Sub-Landlord may from time to time, in its discretion, perform or cause to be performed any of such covenants or obligations, or any part thereof, and for such purposes may do such things as may be requisite, including, without limiting the foregoing, enter upon the demised premises and do such things on or in respect of the demised premises or any part thereof as the Sub-Landlord may consider requisite or necessary. All expenses incurred and expenditures made by or on behalf of the Sub-Landlord under this paragraph shall forthwith be paid by the Sub-Tenant and shall be treated as rent, and if not paid on demand, the Sub-Landlord shall be entitled to distrain as for rent in arrears in addition to such remedies as may be available.

30.  DEFAULT

The Sub-Tenant hereby expressly agrees that if default of more than 15 days is made in payment of the rent hereby reserved, or if the term hereby granted or any of the goods or chattels in the demised premises shall at any time be seized, or taken in execution or attached by any creditor of the said Sub-Tenant, or shall be seized or distrained for taxes or under a Bill of Sale, chattel mortgage or conditional sales agreement, or if the said Sub-Tenant shall make any assignment for the benefit of creditors, or, becoming bankrupt or insolvent, shall not observe, perform and keep all and every of the covenants, provisions, stipulations and conditions herein contained, or if at any time during the tenancy hereby created, the said Sub-Tenant or any other person shall remove or attempt to remove any goods or chattels from off the said demised premises other than in the ordinary course of trade, without the consent in writing of the Sub-Landlord first had and obtained, or in case the demised premises shall be used for any purpose other than as herein provided without the written consent of the Sub-Landlord, then a sum equivalent to 3 months' rent hereunder shall immediately become due and owing as though due and payable by lapse of time, and this Sub-Lease shall at the option of the said said Sub-Landlord cease and be void, and the term hereby granted expire and be at an end, anything herein contained to the contrary notwithstanding, and the said Sub-Landlord shall have the right to distrain for such rent' and the payment of such rent shall not give the Sub-Tenant the right to continued occupancy of the premises and the Sub-Landlord may without notice or any form of legal process, forthwith re-enter upon and retake possession of the said premises and remove the Sub-Tenant's efforts therefrom. If the Sub-Tenant shall abandon the said premises or leave them vacant for a period of 10 consecutive days without the consent of the Sub-Landlord, such consent not to be unreasonably withheld, the same may relet by the Sub-Landlord for such rent and upon such terms as the said Sub-Landlord may see fit; and if a sufficient sum shall not be thus realized, after paying expenses of such reletting and collecting, to satisfy the rent hereby reserved, the Sub-Tenant agrees to satisfy and pay all deficiencies; and these covenants are express conditions of this demise. Provided however that this clause will not relieve the Sub-Landlord of the duty to mitigate its damage.

[30.1 see rider][preceding bracketed language handwritten and initialed in original]

[30.1 Notwithstanding the foregoing in paragraphs 29 and 30, the Sub-landlord shall, prior to taking the actions described in these paragraphs, provide the Sub-Tenant with written notice of such defaults and shall provide the Sub-Tenant with thirty days after receipt of such notice to cure a non-monetary default.] [Rider attached as separate page, which is initialed.]

31.  DISTRESS

The Sub-Tenant hereby covenants and agrees with the Sub-Landlord that in consideration of the premises and of the leasing and letting by the said Sub-Landlord to the said Sub-Tenant of the demised premises for the term hereby created, but notwithstanding any law or statute to the contrary, none of the goods or chattels of the Sub-Tenant at any time during the continuance of the term hereby created on the demised premises shall be exempt from levy by distress for rent arrears; and that any claim being made for such exemption by the Sub-Tenant or on distress being made by the Sub-Landlord, this covenant and agreement may be pleaded as an estoppel against the said Sub-Tenant and any action brought to test the right to the levying upon any such goods as are named exempted in any law of British Columbia, provided further that in the case of removal by the said Sub-Tenant of the goods and chattels of the Sub-Tenant from the premises, the Sub-Landlord may follow the same for the purpose of levying by distress for rent in arrears.

32.  SEVERABILITY OF PROVISIONS

If any term or provision of this Sub-Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Sub-Lease, or the applications of such term or provisions to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Sub-lease shall be valid and be enforced to the fullest extent permitted by law.

33.  OVERHOLDING SUB-TENANT

In the event of the Sub-Tenant holding over beyond the term hereby granted with or without the consent of the Sub-Landlord and without any further written agreement, the tenancy resulting shall be a monthly tenancy only, at a monthly rental calculation on the basis of the annual rental as hereinbefore provided, and subject to termination at the election of the Lessor or the Lessee on one month's notice in writing, and subject also to the covenants, restrictions and conditions herein set forth so far as the same are applicable to a tenancy from month to month, it being understood that the acceptance of rent or additional rent or any implied condition shall in no way renew this Sub-Lease as a yearly tenancy.

34.  GENERAL COVENANTS

Time shall be of the essence hereof.

Whenever the singular and masculine are used throughout this Sub-Lease they shall be construed as if the plural and feminine had been used, where the context shall require, and the text shall be construed as if the necessary grammatical and terminological changes thereby rendered necessary had been made.

These presents and everything herein contained shall extend to, enure to the benefit of, and be binding upon the Sub-Landlord, its successors and assigns, and upon the Sub-Tenant, its heirs, personal representatives, administrators, successors and assigns.

Any notice to be given to the Sub-Tenant pursuant to the provisions of this Sub-Lease may be served personally on the Sub-Tenant or by leaving the same at the demised premises or by sending the same by prepaid Registered Mail in an envelope addressed to the Sub-Tenant as follows:

                         SIMBA TECHNOLOGIES INCORPORATED
                           c/o Calvin Mah, Controller
                         Suite 400, 885 Dunsmuir Street
                       Vancouver, B.C. V6C 1N8 [Initialed]

Any notice to be given to the Sub-Landlord pursuant to the provisions of this Sub-Lease may be served personally upon the Sub-Landlord or by sending the same by prepaid Registered Mail in an envelope addressed to the Sub-Landlord as follows:

                       BREWSTER TRANSPORT COMPANY LIMITED
                         Suite 670, 885 Dunsmuir Street
                       Vancouver, B.C. V6C 1N5 [Initialed]


Such notice, if sent by mail, shall be deemed to have been served on the addressee on the third business day following that on which it is mailed in any Post Office in Canada. The Sub-Tenant and the Sub-Landlord may change their addresses for service from time to time by notice served as above set out.

35.  ACCEPTANCE

The Sub-Tenant, SIMBA TECHNOLOGIES INCORPORATED, does hereby accept this Sub-Lease of the demised premises to be held by it as tenant and subject to the conditions, restrictions and covenants above set forth.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed under their respective seals as of the day and year first above written.

                                BREWSTER TRANSPORT COMPANY LIMITED

                                Per:   /s/ [Illegible]
                                      -----------------------
                                Per:   /s/ [Illegible]
                                      -----------------------
                                                     (c/s)


                                SIMBA TECHNOLOGIES INCORPORATED


                                Per:  /s/ [Illegible]
                                     -------------------------
                                Per:   /s/ [Illegible]
                                     -------------------------
                                                         (c/s)

                                   SCHEDULE B

                              (Sub-Landlord's Work)



The Sub-Landlord shall, at its sole expense:

1) construct and finish the demising walls or doors as necessary to adequately separate the demised premises from the remainder of the 6th Floor premises, 885 Dunsmuir Street, Vancouver, British Columbia, in accordance with the plan attached to "Offer to Sublease" as Schedule "A", and forming a part hereof, in a manner consistent with any municipal or other governmental regulations which may be applicable; and

2. clean, and if necessary, paint the "smoking room" such that it no longer has an odour.

This is a Lease Amendment Agreement dated for reference September 16, 1997 attached to and forming part of the Lease between:


YONGE WELLINGTON PROPERTY LIMITED, a company duly registered under the laws of the Province of British Columbia, with an Office in the City of Vancouver, in the Province of British Columbia, and subsequently assigned to DUNSMUIR & HORNBY LTD., as of April 24, 1997 (hereinafter called "the Landlord")

                                                       Of the First Part

                                      -and-

SIMBA TECHNOLOGIES INCORPORATED corporation pursuant to the laws of the Province of British Columbia with an office in the City of Vancouver, in the Province of British Columbia; (hereinafter called "the Tenant")

                                                       Of The Second part

         WHEREAS by a Lease dated the 3rd day of June, 1996 (hereinafter referred to as "the Lease"), the Landlord agreed to lease to Simba Technologies Incorporated, certain premises having an area of 11,139 square feet more or less on the 4th floor of the Development municipally known as 885 Dunsmuir Street, Vancouver, British Columbia, which premises are more particularly described in said Lease.

         AND WHEREAS the Tenant has requested that changes be made to the leased premises and the Lease be amended.

         NOW THEREFORE this Lease Amendment Agreement witnesses that in consideration of the mutual covenants hereinafter contained, the parties hereto covenant and agree with each other that the said Lease is hereby amended effective September 16, 1997 as follows:

     1) By deleting Section #4 - "Parking" of the Schedule "C" Additional Covenants of the Lease Agreement, dated the 3rd day of June, 1996.

     2) By deleting section 4.00 in its' entirety and inserting the following section:

         4.01.0 "Basic Rent"

     The  Tenant  shall pay to the  Landlord  as annual  rental  for the  Leased
Premises yearly and every year during the Term, without any deduction, abatement, set-off or compensation whatsoever, the sum of

                                         Annual Rent        Monthly Rent

   October 1997 to September 1999         $95,552.00         $7,796.00
   October, 1999 to January, 2002         $99,121.56         $8,260.13


to be paid on the first day of each month and every calendar year of the Term.

     EXCEPT as hereby expressly modified, and amended, the said Lease is in all respects ratified and confirmed and the terms, conditions and covenants shall remain in full force and effect.

     WITNESS WHEREOF the parties hereto have executed this Lease Amendment Agreement, in Vancouver, British Columbia this ___ day of September, 1997.

The Common Seal of
DUNSMUIR & HORNBY LTD.
is affixed hereto


/s/ [Illegible]
---------------
Title    Asset Manager
        ---------------------
        Authorized Signatory


Signed, Sealed and Delivered by
SIMBA TECHNOLOGIES INCORPORATED



/s/ [Illegible]
----------------------------
Title    /s/ Controller
     -----------------------
     Authorized Signatory